UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2004

Entrada Networks, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-26952	33-0676350
(Commission File Number)	(I.R.S. Employer Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, CA 92121
(Address of principal executive offices, with zip code)

(858) 597-1102
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On September 24, 2004, the Stock Purchase Agreements with SBI Brightline IV, LLC and Trilogy Investment Fund I, LLC dated May 14, 2004 were terminated and on September 27, 2004, Entrada Networks, Inc. filed a form RW withdrawing the SB-2 that was filed with the Securities and Exchange Commission on August 12, 2004.

Item 8.01 Other Events

On September 24, 2004, the Stock Purchase Agreements with SBI Brightline IV, LLC and Trilogy Investment Fund I, LLC dated May 14, 2004 were terminated and on September 27, 2004, Entrada Networks, Inc. filed a form RW withdrawing the SB-2 that was filed with the Securities and Exchange Commission on August 12, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Termination and Release Agreement-SBI Brightline IV, LLC dated September 24, 2004
10.2	Termination and Release Agreement-Trilogy Investment Fund I, LLC dated September 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.
Date: September 28, 2004

/s/ Davinder Sethi
Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer